Exhibit 10.6

                          Joinder to Security Agreement

         The undersigned, RIVER CAPITAL GROUP, INC., a Delaware corporation, hereby joins in the execution of that certain Security Agreement dated as of July 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by Sonterra Resources, Inc., a Delaware corporation, Buyer (as defined therein), and each other Person that becomes a Debtor thereunder after the date thereof and hereof and pursuant to the terms thereof, to and in favor of Viking Asset Management, LLC, in its capacity as Collateral Agent for Buyer. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement.

         The undersigned represents and warrants to Secured Party that:

         (a) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I and such Debtor conducts business in the jurisdiction set forth on Schedule I;

         (b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

         (c) the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I;

         (d) such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II;

         (e) all Copyrights, Patents and Trademarks owned or licensed by the undersigned are listed in Schedules III, IV and V, respectively;

         (f) all Deposit Accounts, securities accounts, brokerage accounts and other similar accounts maintained by such Debtor, and the financial institutions at which such accounts are maintained, are listed on Schedule VI;

         (g)      all Commercial Tort Claims of such Debtor are listed on
Schedule VII;

         (h) all interests in real property and mining rights held by such Debtor are listed on Schedule VIII;

         (i) all Equipment (including Motor Vehicles) owned by such debtor are listed on Schedule IX; and

         (j) all other representations and warranties made by the Debtors in the Security Agreement are true, complete and correct in all respects as of the date hereof.

                            [Signature Page Follows]

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                                       RIVER CAPITAL GROUP, INC., a Delaware
                                       corporation


                                       By: _____________________________________

                                       Title: __________________________________

                                       FEIN:  __________________________________